Third Quarter 2020 Earnings Call David Burritt President and Chief Executive Officer Christie Breves Senior Vice President and Chief Financial Officer Rich Fruehauf Senior Vice President, Chief Strategy and Development Officer Kevin Lewis Vice President, Investor Relations and Corporate FP&A October 30, 2020 Rounds produced from our new Fairfield electric arc furnace

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the third quarter of 2020. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel's future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share, (loss) earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net (loss) earnings and segment (loss) earnings before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. EBITDA is also used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. Free cash flow is a non-GAAP measure that is a widely accepted measure of overall cash availability. We believe that changes in free cash flow are useful in providing investors with an understanding of our cash generation and cash management performance. Adjusted net (loss) earnings and adjusted net (loss) earnings per diluted share are non-GAAP measures that exclude the effects of items such as the asset impairment charge, restructuring and other charges, the gain on previously held investment in UPI, the Tubular inventory impairment, the December 24, 2018 Clairton coke making facility fire, the Big River Steel options mark to market and the FIN 48 reserve that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the financial effects of the Adjustment Items. We present adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the Adjustment Items. U. S. Steel's management considers adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA should not be considered a substitute for net (loss) earnings, (loss) earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

Business Update What you will hear on today’s call: 1 OPTIMISM … continued confidence in the market recovery underway 2 OPTIMISM … actions we’ve taken are translating to improved results 3 OPTIMISM … executing on our strategy 4

Executing on the strategy executing in an unprecedented environment Objective: Status: Details: Protect lives and Industry leading livelihoods ✓ safety performance Strengthen cash Nearly $2.9 billion liquidity and and liquidity ✓ nearly $1.7 billion in cash Create incremental value Monetized excess iron ore pellets … expected to deliver from competitive advantage ✓ $100 million in 2020 Reduce On track towards ~$200 million fixed costs ✓ of run-rate fixed cost reductions1 Start-up of the electric Tapped first heat of liquid steel arc furnace at Fairfield ✓ on Oct. 20; rounds on Oct. 27 Collaborating to create Deliver on the Big River unmatched customer value value proposition and differentiation Details: ✓ Additional 1 Compared to a 2018 base period. 5

Executing on our strategy delivering on the Big River value proposition Delivering on the Step-1 value proposition: Combining U. S. Steel R&D and Big River technology to The product qualities The U. S. Steel grades ✓ expand product capabilities wewe have have successfully achieved for customers workingproduced closely at Big River with …U. just S. Steelin year clearly one … validateare already the tremendous exceeding Helping customers benefitsthe team’s created expectations. by the ✓ achieve low-carbon goals ‘Best of Both’ strategy. Creating an unmatched customer value proposition David Stickler ✓ across strategic end markets CEO, Big River Steel 6

Executing on our strategy delivering on the Big River value proposition Proof points of value creation: 11 1 ~2 Steel grades1 Only LEED certified Months ahead of steel production globally2 schedule Collaborating on steel Positioned to ultimately Superior project grades, including substrate meet customers’ management and for our grades of demand for green steels efficient production GEN3 advanced high through Big River Steel’s capability strength steels steelmaking operations 1 Successfully run and are in qualification. 2 Source: Big River Steel 2019 Corporate Social Responsibility Report. 7

Executing on our strategy Big River phase two expansion Doubling steelmaking capacity from 1.65mnt to 3.3mnt1 Only adding ~100 more employees to create significant operating leverage First Phase Two coil expected in November 2020 1 mnt = million net tons; annual steelmaking capacity. 8

Continued confidence in the recovery sustainable market conditions Strong customer demand and low The reasons customer inventories we are confident Inventory restocks expected to support winter steel demand Long lead times give us visibility into 2021 9

Continued confidence in the recovery strategic projects status Strategic Projects Status Details First arc in October. EAF to supply EAF at Tubular rounds for our seamless pipe ✓ production. Endless Casting and Purchasing equipment and expect to draw on our export credit agreement in Rolling at Mon Valley Status Update 2021. Continuing capability upgrades in Gary Hot Strip Mill conjunction with planned outages. Status Update Project delayed for an indeterminate Dynamo Line at USSK period of time. Currently expect 2021 capital spending to be ~$675 million 10

Actions translating to improved results third quarter 2020 financial highlights Flat-rolled Segment EBITDA1 $ Millions ($33) • Total third quarter adjusted EBITDA1 of EBITDA1 ($203) ($49) million, ahead of our guidance Margin: 2Q 2020 3Q 2020 (13%) (2%) on September 18 U. S. Steel Europe Segment EBITDA1 $ Millions $39 • Quarter performance ~$51 million better than our expectations ($3) ➢ Flat-rolled: Stronger EBITDA1 2Q 2020 3Q 2020 ➢ U. S. Steel Europe: In-line Margin: (1%) 8% ➢ Tubular: In-line Tubular Segment EBITDA1 $ Millions • Free cash flow of $76 million ➢ ~$250 million of working capital release ($40) ($44) EBITDA1 1Q 2020 2Q 2020 Margin: (22%) (46%) 1 Earnings before interest, income taxes, depreciation and amortization. Note: For reconciliation of non-GAAP amounts see Appendix. 11

Recap • Optimistic about the recovery that has continued into the fourth quarter • Optimistic that the actions we’ve taken are translating into improved results • Optimistic about the continued execution of our world competitive, “Best of Both” strategy 12

Q&A

Closing Remarks Team from Fairfield Tubular visits Big River Steel for training and knowledge sharing

Reconciliation of segment EBITDA Segment EBITDA – Flat-rolled 2Q 2020 3Q 2020 ($ millions) Segment earnings before interest and income taxes ($329) ($159) Depreciation 126 126 Flat-rolled Segment EBITDA ($203) ($33) Segment EBITDA – U. S. Steel Europe 2Q 2020 3Q 2020 ($ millions) Segment earnings before interest and income taxes ($26) $13 Depreciation 23 26 U. S. Steel Europe Segment EBITDA ($3) $39 Segment EBITDA – Tubular 2Q 2020 3Q 2020 ($ millions) Segment earnings before interest and income taxes ($47) ($52) Depreciation 7 8 Tubular Segment EBITDA ($40) ($44) 15

Reconciliation of adjusted EBITDA ($ millions) 2Q 2020 3Q 2020 Reported net (loss) earnings attributable to U. S. Steel ($589) ($234) Income tax provision (benefit) (5) (24) Net interest and other financial costs 62 47 Reported (loss) earnings before interest and income taxes ($532) ($211) Depreciation, depletion and amortization expense 159 162 EBITDA ($373) ($49) Asset impairment charges ─ ─ Restructuring and other charges 89 ─ Gain on previously held investment in UPI ─ ─ Tubular inventory impairment 24 ─ December 24, 2018 Clairton coke making facility fire (4) ─ Adjusted EBITDA ($264) ($49) 16

Reconciliation of free cash flow 1Q 2Q 3Q 9M ($ millions) 2020 2020 2020 2020 Cash provided by operating activities ($142) ($220) $213 ($149) Cash used in investing activities (277) (176) (134) (587) Dividends paid (2) (1) (3) (6) Free Cash Flow ($421) ($397) $76 ($742) 17

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Senior Manager 412-433-2385 eplinn@uss.com www.ussteel.com